UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  DECEMBER 7, 2006
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                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)

          MARYLAND                     001-13815                95-4582157
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                         89032
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code  (702) 804-8600
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                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         On December 7, 2006, Sunterra Corporation (the "Company") issued a press release on pending matters (the "Press Release"). The Press Release is filed as Exhibit 99.1 hereto.

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           In the Press Release, the Company disclosed certain preliminary and unaudited financial information relating to the Company's North American operations. The Press Release is incorporated herein by reference.

ITEM 2.05.        COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         The Press Release also disclosed that as a result of the Board's previously disclosed decision to put the Company's European operations up for sale, the Company is required to account for this business segment as discontinued operations. The Board's decision to sell the Company's European operations, which occurred on September 6, 2006, was a result of the Board's and management's determination that the European operations were not strategic. Although there can be no assurance that a transaction will be completed, the Company expects to complete the sale during 2007. On Tuesday, December 5, 2006, the Audit and Compliance Committee of the Company's Board of Directors approved the accounting treatment of Sunterra Europe as discontinued operations, effective as of September 6, 2006.

         In connection with the treatment of the European operations as discontinued operations, the Company is evaluating the probable impairment of its European assets, and the Company estimates that this review will result in a material charge during the year ended September 30, 2006.

         The Company is currently unable, in good faith, to provide any of the following: (1) an estimate of the total amount or range of amounts expected to be incurred in connection with the sale of the European operations, as well as in connection with each major type of cost associated with the sale, (2) the Company's estimate of the amount or range amounts of a charge in connection with a sale that will result in future cash expenditures, (3) the Company's estimate of the amount or range of amounts of the impairment charge or (4) the Company's estimate of the amount or range of amounts of the impairment charge that will result in future cash expenditures. The Company will file an amended report on Form 8-K within four business days after it makes a determination of each such estimate or range of estimates.

         The Press Release is incorporated herein by reference.


ITEM 2.06.        MATERIAL IMPAIRMENTS.

          The information included in Item 2.05 is incorporated herein by reference.


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ITEM 4.02.        NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
                  RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         In the Press Release, the Company again cautioned that certain previously issued historical financial statements should no longer be relied upon, which was previously disclosed on May 3, 2006 and subsequently updated on July 27, 2006. The Company also provided updated information with respect to the Company's need to restate its historical financial statements for certain periods. The Press Release is incorporated herein by reference.

ITEM 8.01         OTHER EVENTS.

         In July 2006, three purported shareholder class actions were filed in the United States District Court, District of Nevada, Las Vegas Division against the Company and certain of its current and former officers and directors. Plaintiffs in these actions allege that defendants violated Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934. Plaintiffs purport to represent shareholders who purchased common stock of the Company between April 15, 2003 and June 22, 2006. The complaints allege that the Company's financial statements did not comply with generally accepted accounting principles and that the Company failed to disclose adverse financial information including that its expenses were materially understated, and its net income was artificially inflated. The complaints seek unspecified monetary damages. Plaintiffs have each sought appointment as lead plaintiff pursuant to the Private Securities Litigation Reform Act; the motions are sub judice. The actions are entitled Sickles v. Sunterra, et. al., C.A. No. 2:06-cv-00877, Kaltman v. Sunterra, et. al., C.A. No. 2:06-cv-00894, and Gonan v. Sunterra, et. al., C.A. No. 2:06-cv-00844.

         In addition to the shareholder class action complaints, two purported shareholder derivative actions were filed against certain current and former directors of the Company. The first action, entitled Saulo v. Benson, et. al., C.A. No. A525433, was filed in July 2006 in the District Court for Clark County Nevada, and is based on substantially similar allegations as the shareholder class action complaints. Plaintiff alleges claims for breach of fiduciary duty and unjust enrichment. In November 2006, a purported shareholder derivative action entitled Caruso v. Benson, et. al., C.A. No. 2:06-cv-01428, was filed in the United States District Court, District of Nevada, Las Vegas division. The complaint is based on the same allegations as the class actions and asserts claims for breach of fiduciary duty, unjust enrichment, violations of Section 14(a) of the Securities and Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002, misappropriation of inside information, abuse of control, gross mismanagement, and waste of corporate assets.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

       Exhibit No.          Description
       -----------          -----------
           99.1             Sunterra Press Release dated December 7, 2006



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FORWARD-LOOKING STATEMENTS; RISKS AND UNCERTAINTIES

Statements contained in this document that disclose the Company's or management's intentions, expectations or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company cautions that these statements involve risks and uncertainties and other factors that may cause results to differ materially from those anticipated at the time such statements are made. For example, future results, performance and achievements may be affected by our ability to successfully implement our strategic, operational and marketing plan including the cost reduction plan of our European operation, the actual amount of the pretax restructuring charge, the actual amount of the cash expenditures associated with the restructuring plan, general economic conditions, including a global economic downturn, the impact of war and terrorist activity, business and financing conditions, foreign exchange fluctuations, governmental and regulatory actions, the cyclicality of the vacation ownership industry, relationships with key employees, domestic and international political and geopolitical conditions, competition, downturns in leisure travel patterns, risk associated with the level and structure of our indebtedness, risk associated with potential acquisitions and dispositions and other circumstances and uncertainties. In addition, potential risks and uncertainties include, among other things: (1) the results of the Audit and Compliance Committee investigation; (2) expectations as to the timing of the completion of such investigation by the Committee and its independent counsel and any remedial actions recommended by the Committee, the Company's review, restatement and filing of its previously issued financial statements and its assessment of the effectiveness of disclosure controls and procedures and internal control over financial reporting, the review and filing of the Company's Form 10-Q for the fiscal quarters ended March 31, 2006 and June 30, 2006, and the issuance of interim financial results for the Company; (3) expectations as to the timing of the completion of a re-audit by the new independent registered public accounting firm; (4) the effects of the delisting of the Company's common stock from The Nasdaq National Market and removal of the Company's warrants from the OTC Bulletin Board and the quotation of the Company's common stock and warrants in the "Pink Sheets," including any adverse effects relating to the trading of the stock or warrants due to, among other things, the absence of market makers; (5) the effects of any required restatement adjustments to previously issued financial statements and material weaknesses in internal control over financial reporting; (6) the effects of any filed or future class action and derivative or other lawsuits or governmental investigations alleging among other things, violations of federal securities laws, by the Company or any of its directors or executive officers; (7) the outcome of any legal or administrative proceedings, including the institution of administrative, civil injunctive or criminal proceedings involving the Company as well as current or former employees of the Company, and the imposition of fines and other penalties, remedies or sanctions arising out of such proceedings (including any domestic or foreign investigations or inquiries); (8) potential


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costs resulting from indemnity obligations of the Company to its officers and directors names in any lawsuits or governmental investigations; (9) the possibility that any default under the Company's financing arrangements, including our Senior Finance Facility, could cause acceleration of repayment of the entire principal amounts and accrued interest on such arrangements; (10) the effects of new accounting pronouncements; (11) personnel changes may adversely affect the Company's business; (12) the undertaking of any transaction or transactions resulting from its Board of Directors' decision to sell Sunterra Europe and its consideration of strategic alternatives with respect to Sunterra, and there can be no assurance that any transaction or transactions will occur or, if undertaken, the terms or timing of such a transaction or transactions; and (13) additional risks and uncertainties and important factors described in the Company's other press releases and in the Company's filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and quarterly report on Form 10-Q. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that results will not materially differ. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 2006
                                          SUNTERRA CORPORATION


                                          By:  /s/ Frederick C. Bauman
                                             -----------------------------------
                                               Name:  Frederick C. Bauman
                                               Title: Vice President, General
                                                      Counsel and Secretary













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                                  EXHIBIT INDEX

       Exhibit No.          Description
       -----------          -----------
           99.1             Sunterra Press Release dated December 7, 2006























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